SCHEDULE 14(A) INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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NORTHWESTERN MUTUAL SERIES FUND, INC.
(Name of Registrant as Specified in its Charter)

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September 30, 2016

TO: NORTHWESTERN MUTUAL VARIABLE CONTRACT HOLDERS

The Board of Directors of the Northwestern Mutual Series Fund, Inc. (the “Series Fund”), has called a special meeting of shareholders regarding important matters concerning the 27 series of investment portfolios currently offered by the Series Fund (individually a “Portfolio” and, collectively, the “Portfolios”). The Portfolios are among the investment options available under variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The special meeting will be held at the offices of Northwestern Mutual, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on November 9, 2016 at 9:00 a.m., Central Time (the “Meeting”).

Although you are not a direct shareholder of the Series Fund, as the owner of a variable annuity contract or a variable life insurance policy issued by Northwestern Mutual (a “Policy”), or a payee receiving payments under a variable annuity payment plan (hereafter, a “payee”), that includes the Series Fund as an investment option, you have the right to instruct Northwestern Mutual how to vote at the Meeting the shares of the Portfolio(s) that are attributable to your Policy as of the close of business on August 31, 2016, the record date that has been set for the Meeting.

Enclosed you will find a Notice of Special Meeting, Proxy Statement for the Series Fund, and a Voting Instruction Card(s) for each Portfolio of the Series Fund which relates to your Policy. These materials contain important information about the matters to be considered at the Meeting. We urge you to read them carefully. Then, please make sure to provide your voting instructions promptly.

There are several ways to provide your instructions, including by mail (by completing and signing the Voting Instruction Card(s) and returning it in the postage paid envelope provided), by telephone (by calling 1-800-690-6903, or via the internet (by accessing the website located at www.proxyvote.com). If you intend to provide instructions by phone or internet, you will need the control number(s) appearing on your Voting Instruction Card(s). Please refer to the Voting Instruction Card(s) for more information on how to vote.

Your vote is very important to us no matter how many shares are attributable to your Policy. The Board of Directors of the Series Fund has unanimously approved each of the proposals and recommends that you vote “FOR” the election of each of the nominees, and “FOR” the approval of the other proposals identified in the Notice of Special Meeting of Shareholders and in the Proxy Statement and Voting Instruction Card(s).

Voting Instruction Cards must be received, or phone or internet instructions must be provided, prior to 12:00 noon, Central Time, on November 8, 2016 to be considered timely. Shares of each Portfolio as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received from those Policy owners and payees who furnish timely instructions with respect to shares of that Portfolio.

If you have any questions, please contact the Proxy Information Line at 1-866-950-4640. We appreciate your participation and prompt response regarding these important proposals, and thank you for your continued support.

Sincerely,

Kate M. Fleming
President
Northwestern Mutual Series Fund, Inc.

NORTHWESTERN MUTUAL SERIES FUND, INC.
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
_________________________________________

Notice of Special Meeting of Shareholders of
Northwestern Mutual Series Fund, Inc.
to be held on November 9, 2016
_____________________________________

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Northwestern Mutual Series Fund, Inc. (the “Series Fund”), will be held at the offices of The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on November 9, 2016 at 9:00 a.m., Central Time (the “Meeting”).

At the Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the investment portfolios comprising the Series Fund (individually a “Portfolio,” and collectively, the “Portfolios”) will be asked to consider and approve the following proposals, as applicable:

1.	To elect eight directors to the Series Fund’s Board of Directors.

2.	To approve a change in the Portfolios’ fundamental investment policy concerning commodities.

3.	To approve a change in the classification of the Inflation Protection Portfolio from a “diversified company” to a “non-diversified company” under Section 5(b) of the Investment Company Act of 1940, as amended.

4.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Shareholders of record as of the close of business on August 31, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Policy owners may provide voting instructions with respect to shares of the Portfolio(s) attributable to their Policies as of this Record Date. Voting instructions may be provided by simply completing and signing the enclosed Voting Instruction Card(s) and returning it in the postage paid envelope provided, or by following the instructions on the Voting Instruction Card for voting by telephone or via the internet.

By Order of the Board of Directors,

Lesli H. McLinden
Secretary
Northwestern Mutual Series Fund, Inc.

Milwaukee, Wisconsin
September 30, 2016

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED VOTING INSTRUCTION CARD(S) AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE, OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

NORTHWESTERN MUTUAL SERIES FUND, INC.
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

________________________________

PROXY STATEMENT
Special Meeting of Shareholders
to be Held on November 9, 2016
_______________________________

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) on behalf of the 27 series of investment portfolios currently offered by the Series Fund (individually a “Portfolio,” and collectively, the “Portfolios”), of voting instructions to be used at a special meeting of shareholders of the Series Fund to be held at the offices of The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on November 9, 2016 at 9:00 a.m., Central Time (the “Meeting”). This Proxy Statement provides you with information you should review before voting on the proposals that will be presented at the Meeting.

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), or a payee receiving payments under a variable annuity payment plan (hereafter, a “payee”), and some or all of the value of your contract or policy is invested in one or more of the Portfolios. Although the shares of each of the Portfolios are owned not by you but by Northwestern Mutual, as the owner of one or more variable annuity contracts or variable life insurance policies issued by Northwestern Mutual (each a “Policy” and together “Policies”) or payee thereunder, you have the right to instruct Northwestern Mutual how to vote at the Meeting the shares of the Portfolio(s) that are attributable to your Policy as of the close of business on August 31, 2016 (the “Record Date”). (See “Shareholder and Voting Information” below for details about ownership and voting of shares of the Portfolios.)

To make this Proxy Statement easier to read, Policy owners and payees are described as if they are voting directly on the proposals at the Meeting, as opposed to directing Northwestern Mutual to vote on such proposals. Additionally, Policy owners and payees are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 9, 2016. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying Voting Instruction Card(s) are first being mailed to shareholders on or about September 30, 2016, and will also be available at www.proxyvote.com as of that date. You will need the control number on the Voting Instruction Card(s) to log in.

		Page
Summary of Proposals		3

Shareholder and Voting Information		4

Proposal 1:
To elect eight directors to the Series Fund’s Board of Directors.		8

Proposal 2:
To approve a change in the Portfolios’ fundamental investment policy concerning commodities.		23

Proposal 3:
To approve a change in the classification of the Inflation Protection Portfolio from a “diversified company” to a “non-diversified company” under Section 5(b) of the Investment Company Act of 1940, as amended.		27

Additional Information		31

Appendixes:

Appendix A	Outstanding Shares and Share Ownership	Appendix A
Appendix B	Nominating Committee Charter	Appendix B
Appendix C	Series Fund Officer and Mason Street Advisors Executive Officer and Director Information	Appendix C
Appendix D	Security Ownership	Appendix D
Appendix E	Independent Public Accountants	Appendix E

SUMMARY OF PROPOSALS

Proposal	Portfolio(s) Solicited
Proposal 1:
To elect eight directors to the Series Fund’s Board of Directors.	Shareholders of all Portfolios will vote on Proposal 1, voting together.
Proposal 2:
To approve a change in the Portfolios’ fundamental investment policy concerning commodities.	Shareholders of all Portfolios will vote on Proposal 2, voting separately.
Proposal 3:

To approve a change in the classification of the Inflation Protection Portfolio from a “diversified company” to a “non-diversified company” under Section 5(b) of the Investment Company Act of 1940, as amended.

Only shareholders of the Inflation Protection Portfolio will vote on Proposal 3.

SHAREHOLDER AND VOTING INFORMATION

Who are the shareholders of the Series Fund and the Portfolios?

Shares of the Portfolios are not sold directly to individuals. The Portfolios sell their shares to separate accounts of Northwestern Mutual and to other Portfolios of the Series Fund that operate as affiliated fund of funds to achieve their investment objectives. Northwestern Mutual’s separate insurance accounts include the NML Variable Annuity Account A, NML Variable Annuity Account B, NML Variable Annuity Account C and Northwestern Mutual Variable Life Account and Northwestern Mutual Variable Life Account II (the “Variable Accounts”). The Portfolios that operate as affiliated fund of funds by investing in other Portfolios of the Series Fund include the Balanced Portfolio and the Asset Allocation Portfolio (together, the “Allocation Portfolios”). Accordingly, Northwestern Mutual owns all of the outstanding shares of the Series Fund (either directly or indirectly through the Allocation Portfolios) and therefore it is the Series Fund’s only shareholder. Northwestern Mutual holds these shares for its Variable Accounts for funding variable annuity contracts and variable life insurance policies. No shares of the Series Fund are held by Northwestern Mutual for its general account.

The total number of shares outstanding for each Portfolio as of the close of business on the Record Date and the shares of each Portfolio allocated among Northwestern Mutual’s Variable Accounts and the Allocation Portfolios are set forth in Appendix A. Mason Street Advisors, LLC (“Mason Street Advisors”) is investment adviser to each of the Portfolios and a wholly owned company of Northwestern Mutual.

Why am I receiving this Proxy Statement?

This Proxy Statement is being provided to Policy owners and payees under which considerations or premiums and accumulated amounts are allocated to the Variable Accounts. Northwestern Mutual invests these amounts in shares of the Portfolios of the Series Fund in accordance with instructions from Policy owners and payees. Although the shares of the Portfolios are owned by Northwestern Mutual, Northwestern Mutual intends to pass through its voting rights to you, and you will vote the shares of each Portfolio associated with your Policy by providing voting instructions to Northwestern Mutual.

Who is eligible to provide voting instructions and how will the shares be voted?

Shareholders of record (i.e., Northwestern Mutual either directly or indirectly through the Allocation Portfolios) at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Persons who owned Policies or were receiving payments under variable annuity payment plans on the Record Date are entitled to provide Northwestern Mutual with voting instructions.

At the Meeting, Northwestern Mutual will vote the shares of the Series Fund allocated to the Variable Accounts in accordance with the instructions received from Policy owners and payees. Shares as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received from those Policy owners and payees who furnish timely instructions for that Portfolio.

Each share of the Series Fund is entitled to one vote, and each fractional share is entitled to a fractional vote, on the applicable Proposals. The effect of proportional voting as described above is that a small number of Policy owners and payees can determine the outcome of the voting.

As stated above, the Allocation Portfolios each operate as an affiliated fund of funds by investing in other Portfolios of the Series Fund (each, an “Underlying Portfolio”). Mason Street Advisors will vote the shares of each Underlying Portfolio held by the Allocation Portfolios in the same proportion as the voting instructions received by Northwestern Mutual from those Policy owners and payees who furnish timely instructions for each Underlying Portfolio.

Northwestern Mutual may, if required by state insurance officials, disregard voting instructions which would require shares of a Portfolio to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. Northwestern Mutual may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that Northwestern Mutual reasonably determines to take this action in accordance with applicable federal law. If Northwestern Mutual disregards voting instructions, a summary of the action and reasons therefore will be included in the next semi-annual report to the Policy owners.

How do I provide voting instructions?

You may provide voting instructions in writing by executing the enclosed Voting Instruction Card(s). You may also provide voting instructions by telephone by calling 1-800-690-6903 or through the website located at www.proxyvote.com. (If you intend to provide instructions by phone or internet, you will need the control number(s) appearing on your Voting Instruction Card(s).) Voting Instruction Cards that are properly signed, dated and received, or phone or internet instructions that are properly placed, in accordance with the instructions provided on the Voting Instruction Card(s) prior to 12:00 noon, Central Time, on November 8, 2016, will be followed as specified. If you sign, date and return the Voting Instruction Card, but do not specify a vote for one or more of the Proposals, the shares which relate to your Policy will be voted in favor of electing each of the eight director nominees to the Board of Directors of the Series Fund, in favor of each of the other Proposals on which you have not specified a vote, and in the discretion of Northwestern Mutual with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.

If I provide my voting instructions now as requested, can I change my instructions later?

You may revoke your instructions at any time prior to 12:00 noon, Central Time, on November 8, 2016, by submitting written notice of revocation or a properly completed, executed and later-dated instruction in writing, or by placing subsequent instructions by phone or the internet.

What are the quorum requirements, and what votes are necessary to approve the Proposals?

A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares on the Record Date, present in person or by proxy, at the Meeting constitutes a quorum. Because Northwestern Mutual, as the owner (either directly or indirectly) of all of the outstanding shares of each Portfolio, will vote its shares in accordance with instructions it receives from Policy owners and payees, and will vote shares for which no instructions are received in the proportion that it votes shares for which it has received instructions, the Series Fund expects a quorum will be present for each Portfolio at the Meeting.

The election of each director nominee under Proposal 1 must be approved by the affirmative vote of a plurality of the outstanding voting shares of the Series Fund cast at the Meeting. Please see the heading “What vote is required to elect the nominees to the Board of Directors of the Series Fund?” under Proposal 1 for more information. The approval of Proposals 2 and 3 each require the affirmative vote of a “majority of the outstanding voting securities” of the affected Portfolio(s), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see the heading “What vote is required?” under Proposals 2 and 3 for more information.

May the Meeting be adjourned to another date?

The Meeting may be adjourned with respect to one or more Portfolios and/or Proposals to the extent permitted by law, if necessary to permit Northwestern Mutual to obtain additional voting instructions from Policy owners or payees. The persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law if sufficient votes to approve a Proposal have not been received at the time of the Meeting, even if a quorum is present, to permit further solicitation of votes. The persons named as proxies will vote for or against any adjournment in their discretion considering all relevant facts and circumstances, including without limitation their fiduciary duty and the number of shares voted.

How does the Board of Directors of the Series Fund recommend that I instruct the shares to be voted?

The Board of Directors of the Series Fund recommends that you instruct Northwestern Mutual to vote to elect each of the director nominees designated in this Proxy Statement and “FOR” each of the other Proposals.

What other business will be discussed at the Meeting?

The Board of Directors of the Series Fund does not intend to present any matters before the Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any other matter legally comes before the Meeting, the shares of each Portfolio which support your Policy will be voted in the discretion of Northwestern Mutual.

Who do I contact with questions regarding the Proposals?

For questions regarding the Proposals addressed in this Proxy Statement, please call the Proxy Information Line at 1-866-950-4640, Monday through Friday from 8 am to 5 pm, Central Time. You may also contact your Northwestern Mutual Financial Representative for more information.

PROPOSAL 1:
ELECTION OF DIRECTORS

Which Portfolios’ Shareholders will vote on this Proposal 1?

Proposal 1 applies to shareholders of all Portfolios as of the Record Date, voting together.

Who are the nominees for Directors?

The Board of Directors (“Board”) of the Series Fund currently consists of Miriam M. Allison, Christy L. Brown, Gail L. Hanson, Robert H. Huffman III, Ronald P. Joelson, and Michael G. Smith. At its meeting on August 16, 2016, the Series Fund’s Nominating Committee unanimously nominated William J. Gerber, David Ribbens and Donald M. Ullmann for election as directors, and the Board of the Series Fund unanimously accepted and endorsed these nominations and approved the presentation of Messrs. Gerber, Ribbens and Ullmann to the shareholders with a recommendation that the shareholders elect each as a director of the Series Fund. Also at the August meeting, the Board approved the presentation to shareholders of Mses. Allison, Brown and Hanson and Mr. Huffman for re-election, and Mr. Joelson (who has not previously been elected by the shareholders) for election. Mses. Allison, Brown and Hanson, and Messrs. Gerber, Huffman, Joelson, Ribbens and Ullmann are referred to herein as the “nominees.”

Michael G. Smith has previously been elected by shareholders; however, Mr. Smith will retire as a director effective December 31, 2016 in accordance with the Series Fund’s By-laws. Accordingly, Mr. Smith is not standing for election at the Meeting and therefore is not a nominee. Information for Mr. Smith is presented in this Proxy Statement because he will continue to serve as a director following the Meeting until the effective date of his retirement from the Board.

The table below sets forth certain information concerning the directors and nominees. Information is listed separately for the seven nominees and Mr. Smith who are not (or, in the case of Messrs. Gerber, Ribbens and Ullmann, would not be) “interested persons” of the Series Fund as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), and the one nominee, Mr. Joelson, who is an interested person of the Series Fund (the “Interested Director”). The Series Fund currently has 27 separate Portfolios, and each current director oversees all of the Portfolios.

Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. The Series Fund knows of no reason why any nominee would be unable or unwilling to serve if elected. If approved by the shareholders, Messrs. Gerber, Ribbens and Ullmann will serve as Independent Directors and their election will be effective January 1, 2017.

Mr. Smith has served on the Board since his election by the shareholders on May 1, 2003. He was subsequently re-elected by the shareholders on February 20, 2007 and April 17, 2012. Ms. Allison has served on the Board since her appointment by the Board on August 3, 2006, and she was subsequently elected by the shareholders on February 20, 2007 and re-elected on April 17, 2012. Mr. Huffman has served on the Board since his election by the shareholders on February 20, 2007. He was subsequently re-elected by the shareholders on April 17, 2012. Ms. Brown and Ms. Hanson have each served on the Board since their election by the shareholders on April 17, 2012, effective May 1, 2012. Mr. Joelson has served on the Board since his appointment on November 19, 2015 to fill a vacancy on the Board. Messrs. Gerber, Ribbens and Ullmann do not currently serve as directors of the Series Fund.

Information about Directors and Nominees

Name, Year of Birth, and Address	Position(s) Held With Series Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Series Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held During the Past 5 Years[2]
Independent Director Nominees (Previously Elected by Shareholders)
Miriam M. Allison (1947) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	Director	Since 2006

Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies.

				27 Portfolios	Director of Wasatch Funds, Inc. (19 portfolios) (2010 to present)

Christy L. Brown (1965) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	Director	Since 2012	Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.	27 Portfolios	None

Name, Year of Birth, and Address	Position(s) Held With Series Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Series Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held During the Past 5 Years[2]
Gail L. Hanson (1955) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	Director	Since 2012	Since February 2011, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.	27 Portfolios	Director of Artisan Funds, Inc. (14 portfolios) (2012 to present)

Robert H. Huffman III (1959) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	Director	Since 2007	Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser.	27 Portfolios	None
Independent Director Nominees (Not Previously Elected by Shareholders)
William J. Gerber (1958) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	None	N/A	Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.	27 Portfolios[3]	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)

Name, Year of Birth, and Address	Position(s) Held With Series Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Series Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held During the Past 5 Years[2]
David Ribbens (1961) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	None	N/A

Retired. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.

				27 Portfolios[3]	None

Donald M. Ullmann (1957) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	None	N/A

Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

				27 Portfolios[3]	None
Independent Director (Previously Elected by Shareholders) (Not Standing for Re-Election)
Michael G. Smith (1944) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	Director	Since 2003

Private investor. Formerly managing director, global investor client strategy, Merrill Lynch (1996-1998); managing director and head of domestic regional institutional sales, Merrill Lynch (1995-1996); managing director, central U.S., Merrill Lynch (1985-1995, 1999).

				27 Portfolios	Trustee of The Ivy Family of Funds (2 registered investment companies - 35 portfolios) (2002 to present); Director of the DBX Independence Funds, Inc. (2007-2015).

Name, Year of Birth, and Address	Position(s) Held With Series Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Series Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held During the Past 5 Years[2]
Interested Director[4] Nominee (Not Previously Elected by Shareholders)
Ronald P. Joelson (1958) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202	Chairman of the Board	Since 2015

Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2009 to 2012.

				27 Portfolios	None
____________________

1 Because the Series Fund does not hold regular annual meetings of shareholders, and subject to the term limits and mandatory retirement provisions described below under “How long would each nominee serve?,” a director holds office until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.
2 This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.
3 If elected.
4 Mr. Joelson is an “interested person” of the Series Fund, as defined in the Investment Company Act of 1940, as amended, because he is an Executive Vice President of Northwestern Mutual, the parent company of Mason Street Advisors, the Series Fund’s investment adviser.

Why are directors being elected at the present time?

The Board currently consists of six members, five Independent Directors, all of whom have been previously elected by shareholders, and one Interested Director, who was appointed by the Board to fill a vacancy created in 2015 and who has not been previously elected by shareholders. The Board is seeking to add an Independent Director to fill the vacancy that will be created by Mr. Smith upon his retirement from the Board effective December 31, 2016, and to add two additional Independent Directors in anticipation of the scheduled retirements of two of the other current Independent Directors at the end of calendar years 2019 and 2020 as a result of term limits under the By-laws. See “How long would each nominee serve?” below.

Under the terms of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is unable to fill vacancies on its own unless immediately after filling the vacancies at least two-thirds of the directors then holding office have been elected by shareholders. While the Board would be able to fill the vacancy created by Mr. Smith’s retirement on its own, it could not appoint an additional Independent Director on its own, or fill any future vacancies created by the resignation or retirement of another current Independent Director following Mr. Smith’s retirement and the appointment of Mr. Smith’s replacement, because less than the required number of directors would have been elected by shareholders immediately after filling such vacancy. The Board is therefore seeking to re-elect the existing Board members (except Mr. Smith) and to elect three new Independent Directors in order to provide for the continued efficient conduct of the Series Fund’s business, and to provide the Board with the flexibility to address future changes in the Board.

How long would each nominee serve?

Because the Series Fund does not hold regular annual meetings of shareholders, and subject to the term limits and mandatory retirement provisions described below, each nominee if elected will hold office for an indefinite term until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.

The Series Fund By-laws provide that a director shall retire at the end of the calendar year in which the first of the following two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The Board may change the term limitation or the mandatory retirement age without the approval of the shareholders.

Applying these provisions to the nominees, and assuming no nominee’s service is terminated earlier due to his or her death, resignation, retirement or removal from office, if elected, Ms. Allison would serve until the end of the calendar year in which her thirteen-year term expires (2019), Mr. Huffman would serve until the end of the calendar year in which his thirteen-year term expires (2020), Mses. Brown and Hanson would each serve until the end of the calendar year in which their respective thirteen-year terms expire (2025), Mr. Joelson would serve until the end of the calendar year in which his thirteen-year term expires (2028), and Messrs. Gerber, Ribbens and Ullmann would each serve until the end of the calendar year in which their respective thirteen-year terms expire (2030). As noted above under “Who are the nominees for Directors?,” Mr. Smith’s thirteen-year term expired on May 1, 2016 and thus he will retire from the Board effective December 31, 2016.

What are the qualifications of the directors and nominees?

Neither the Board nor the Nominating Committee has established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that they believe are necessary for one or more directors to possess. While the Nominating Committee does not have a formal process for identifying and evaluating nominees, it seeks to identify candidates based on the criteria set forth in its charter. These criteria encompass a candidate’s independence, business and professional experience, education, other board and leadership experience, character, how the candidate’s particular skills would enhance overall Board composition and such other factors as the Committee may deem relevant from time to time. The Board seeks to achieve, through its overall membership, a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is otherwise diverse, but has not adopted any specific policy in this regard.

In determining that the nominees are qualified to serve as directors of the Series Fund, the Committee and the Board considered a wide variety of information about the nominees, and multiple factors contributed to the decision. No single factor was determinative. Among the attributes determined to be common to all the nominees were their ability (or with respect to Messrs. Gerber, Ribbens and Ullmann, their perceived ability) to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors, Mason Street Advisors, the Series Fund’s sub-advisers and its independent public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as directors. In addition to the foregoing, the following is a summary of the particular professional and other experience of each nominee that was relevant to the selection of the individual.

Independent Director Nominees
(Previously Elected by Shareholders)

Miriam M. Allison. Ms. Allison brings an in-depth knowledge of the operational issues of mutual funds and the mutual fund industry in general, through her past experience as the founder, director and Chief Executive Officer of a mutual fund service provider and, prior thereto, her responsibility for the creation, launch and on-going management of a regional banking firm’s mutual fund family. Through these past responsibilities, she also brings a broad understanding of mutual fund financial reporting. Ms. Allison also brings investment management experience through her past position as a portfolio manager of personal trust portfolios and fixed income common trust funds, and additional mutual fund industry experience through her current service as a director for another mutual fund company, including her service as the chair of the mutual fund company’s audit committee.

Christy L. Brown. Ms. Brown brings business management experience gained in part through her current position as Chief Executive Officer of the Girl Scouts of Wisconsin Southeast, as well as her prior position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and her previous experience as Executive Vice President and General Counsel at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown brings critical thinking, legal analysis skills and an ability to easily grasp and identify legal and regulatory issues.

Gail L. Hanson. Ms. Hanson brings particular experience in financial and accounting matters gained through her current position as Chief Financial Officer of Aurora Health Care (“Aurora”), her responsibility for capital and operating budgets, accounting, and financial reporting for Aurora, and her prior position as Chief Financial Officer for a health insurance company and as audit manager for PricewaterhouseCoopers LLP. Ms. Hanson also brings particular experience in the financial services industry and investments through her current role as a member of the State of Wisconsin Deferred Compensation Board, prior chair of Aurora’s investment committee, her current service as a director for another mutual fund company, and her prior position as Deputy Executive Director of the State of Wisconsin Investment Board.

Robert H. Huffman III. Mr. Huffman has substantial investment experience with a focus on fixed income investments, and a broad base of knowledge of the investment management business and the securities markets, through his current role as co-founder and managing partner of a registered investment adviser, and his prior role as regional head of fixed income sales for a large investment banking firm.

Independent Director Nominees
(Not Previously Elected by Shareholders)

William J. Gerber. Mr. Gerber would bring significant experience in corporate finance and accounting matters gained through his prior positions as Executive Vice President and Chief Financial Officer of TD Ameritrade Holding Corporation (TD Ameritrade) where he oversaw investor relations, business development, certain treasury functions and finance operations, and as audit manager primarily focusing on public companies for Coopers & Lybrand, now known as PricewaterhouseCoopers LLP. Mr. Gerber also brings experience in the asset management industry through his prior position as a Manager of Amerivest Investment Management, LLC, a registered investment adviser and wholly owned subsidiary of TD Ameritrade. Through his position as a director of a public operating company, where he serves on the compensation, audit, and nominating and corporate governance committees, he would also bring a different perspective on corporate governance. His prior experience with operational issues also was considered.

David Ribbens. Mr. Ribbens would bring significant business experience in the asset management industry through his former role as President and Managing Partner of Heartland Advisors, Inc., a registered investment adviser, where he oversaw day to day operations of the firm and its strategic direction. His experience with investment teams, particularly on the equity side, and his role in product creation were perceived to be helpful in the evaluation of the firm, investment personnel, process and performance provided by the Series Fund’s sub-advisers. His role as a member of the investment committee of a prior employer and his experience with other areas of the investment management industry, including distribution, brokerage and insurance sales, also were considered.

Donald M. Ullmann. Mr. Ullmann would bring significant investment experience in the fixed income markets, particularly structured products and mortgage-backed securities, gained through his previous experience as an executive officer and leader within the fixed income divisions of a number of financial services firms. Mr. Ullman also has a strong working knowledge of the equity markets, gained in part through his work as chief operating officer of the global research division of a major investment bank. He also would bring a broad base of knowledge of the investment management business and securities markets through his experience with mutual fund, bank, insurance and hedge fund clients, and his familiarity with risk management, regulatory and compliance issues gained through previous experience and as founder and principal of DMU Financial Consulting, LLC, a financial services consulting firm. His experience with building and assessing teams was perceived to be particularly helpful when evaluating the capabilities of the Series Fund’s sub-advisers.

Independent Director
(Previously Elected by Shareholders)
(Not Standing for Re-Election)

Michael G. Smith. Mr. Smith brings substantial investment experience with a focus on equity investments, and a broad base of knowledge of the investment management business and the securities markets, through his 36 years of experience in the financial services industry. Through his experience as a director of two other mutual fund families, he brings perspective on the operation and structure of other mutual fund boards and developing industry standards and practice. Mr. Smith is not a nominee for election as a director at the Meeting and will retire from the Board effective December 31, 2016.

Interested Director Nominee
(Not Previously Elected By Shareholders)

Ronald P. Joelson. Mr. Joelson has extensive investment management experience and a significant knowledge of insurance products gained through various roles both within and external to Northwestern Mutual. Mr. Joelson joined Northwestern Mutual in 2012 as Chief Investment Officer, in which role he oversees the management of Northwestern Mutual’s general account investment portfolio and is responsible for each of Northwestern Mutual’s investment departments. Prior to joining Northwestern Mutual, Mr. Joelson served as Chief Investment Officer for Genworth Financial as well as Prudential Financial, where he spent the majority of his career and held several other roles. Mr. Joelson’s investment experience includes familiarity not only with the spectrum of investment asset classes, but also with risk management, investment strategy, analytics and leadership development. Mr. Joelson, who holds an M.B.A. in finance and accounting and serves on the audit committee of Conning Holdings Corporation, also brings additional experience in financial and accounting matters to the Board. As a member of Northwestern Mutual’s executive leadership team, Mr. Joelson brings a unique and valuable viewpoint to the Board.

What is the Board’s leadership structure and role in risk oversight?

Leadership Structure. In addition to the Series Fund Board’s general duties, the 1940 Act (which governs the operations of mutual funds such as the Portfolios), requires that the Board perform a “watchdog” function and imposes substantial responsibilities on the Board to ensure that the interests of shareholders are adequately protected. The Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Portfolios. The Board has appointed a Chairman who presides at all meetings of the Board. The Chairman, who is an executive officer of Northwestern Mutual, is an “interested person” as defined in the 1940 Act. That is, the Chairman also is an officer of Northwestern Mutual, the parent of Mason Street Advisors, the investment adviser to the Series Fund. The Board has determined that an “interested person” as Chairman, with his detailed knowledge of the investment management business in general and of insurance products and the operations of Northwestern Mutual, in particular, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chairman does not diminish a board culture conducive to decisions favoring the long-term interests of Series Fund shareholders, particularly in light of the other characteristics discussed below.

In addition to a Chairman, the Board also has appointed a lead Independent Director to provide for leadership of the Independent Directors. The lead Independent Director presides at private sessions of the Board at which only Independent Directors are present, serves as a liaison for legal counsel to the Independent Directors, serves as a liaison with whom other Independent Directors may raise issues and suggest topics of potential Board-wide interest, or for further private sessions of the Independent Directors, and serves as a single point of communication between the Board and management or the chairman between meetings. The Board’s lead Independent Director is Ms. Allison.

The President of the Series Fund, and not the Chairman of the Board, is the Chief Executive Officer of the Series Fund. As Chief Executive Officer, the President has general charge of the business affairs and property of the Series Fund and general supervision over its other officers. The Board believes this division of responsibilities furthers the independent oversight of management.

The Board has established a number of standing committees to facilitate the directors’ oversight of the management of the Series Funds. The committees are an integral part of the Series Fund’s overall governance and risk management structure, as described below under “What are the committees of the Board?” The Board believes that its governance structure allows all of the Independent Directors to participate in the full range of the Board’s oversight responsibilities.

Board Role in Risk Oversight. The Board carries out its risk oversight function at both the full Board and committee levels. The Board has direct responsibility for overall oversight, but has delegated specific oversight functions for certain matters to the Board’s Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee. The functions of these committees are described below under “What are the committees of the Board?”

The Board provides oversight of general risk management functions performed by or for the benefit of the Series Fund through the oversight of the Series Fund’s Risk Management Plan. The Series Fund’s Risk Management Plan identifies key risks for the Series Fund and the business owners of such risks, assesses the risks, and sets forth the plan to deal with the risks (including risk mitigation, control and monitoring.) The Board reviews the policies and processes relied on and used by management to assess and manage the Series Fund’s exposure to major risks through the receipt of periodic reports from management on the Series Fund’s risk management practices, key risks affecting the Series Fund and how these key risks are being monitored and managed. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Series Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the valuation of securities held in the various Portfolios. As part of each Board meeting, the Board receives a presentation from the Series Fund’s Pricing Committee and reviews minutes of Pricing Committee meetings held during the prior quarter. In addition, the Board reviews reports relating to the fair valuation of Portfolio securities provided as part of the Pricing Committee materials.

What are the committees of the Board?

The Series Fund has established a Nominating Committee, an Audit Committee, an Investment Oversight Committee, and a Regulatory and Compliance Committee. The Nominating, Audit and Investment Oversight Committees are currently comprised of Mses. Allison, Brown and Hanson, and Messrs. Huffman and Smith, constituting all of the Series Fund’s Independent Directors. The Regulatory and Compliance Committee is currently comprised of Mses. Allison, Brown and Hanson.

Nominating Committee. The function of the Nominating Committee is to identify qualified individuals to become members of the Board in the event that a position is vacated or created, consider all candidates proposed to become members of the Board, nominate, or recommend for nomination by the Board, candidates for election as Independent Directors, and set any necessary standards or qualifications for service on the Board. The Nominating Committee meets when necessary to consider the nomination of new directors. One meeting of the Nominating Committee was held during the fiscal year ended December 31, 2015. A copy of the Charter of the Nominating Committee is attached as Appendix B.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve as Independent Directors, the Nominating Committee may consider and evaluate suggestions and recommendations submitted from any source it deems appropriate. The process of identifying nominees will involve the consideration of candidates recommended by such persons as the Committee deems appropriate, including one or more of the following: current directors, officers, representatives of Mason Street Advisors or Northwestern Mutual, or Policy owners. Policy owners desiring to have the Nominating Committee consider a potential candidate must submit such nomination in writing to the Secretary of the Series Fund and must comply with such qualification requirements and nomination procedures as the Nominating Committee may establish from time to time. Nominations should be forwarded to the attention of the Secretary of the Series Fund at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. While the Nominating Committee does not have a formal process for identifying and evaluating nominees, it seeks to identify candidates based on the criteria set forth in its charter. These criteria encompass a candidate’s independence, business and professional experience, education, other board and leadership experience, character, how the candidate’s particular skills would enhance overall Board composition and such other factors as the Committee may deem relevant from time to time. Mr. Gerber and Mr. Ullmann were identified to the Nominating Committee by Independent Directors and Mr. Ribbens was identified by officers of Northwestern Mutual. See “What are the qualifications of the directors and nominees?” above.

Audit Committee. The Board has established an Audit Committee, currently comprised of all of the Independent Directors, and chaired by Ms. Hanson, to provide oversight over the integrity of the Series Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Series Fund’s Principal Executive and Senior Financial Officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Series Fund’s regularly scheduled Board meetings, oversees the selection of the Series Fund’s independent registered public accounting firm and reviews other services provided by such firm. Four meetings of the Audit Committee were held during the fiscal year ended December 31, 2015.

Investment Oversight Committee. The Board has also established an Investment Oversight Committee, currently comprised of all of the Independent Directors, and chaired by Mr. Smith, to oversee the process for evaluating Mason Street Advisors in its role as investment adviser for the Funds, and the Series Fund’s sixteen sub-advisers. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2015. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long-term performance of each Portfolio as well as Portfolio rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee has met with Mason Street Advisors and each sub-adviser in person or via videoconference and reviews materials submitted by Mason Street Advisors and the sub-advisers, as well as summaries prepared by Mason Street Advisors, relating to Mason Street Advisors’ and each sub-adviser’s overall business, organization and management structure, the investment objective, philosophy and investment process relating to the Portfolio, Portfolio performance, benchmark performance comparison, peer rankings and ratings, fees and expenses, style consistency, use of complex securities, management teams, compliance matters, and other operational issues.

Regulatory and Compliance Committee. The Board has established a Regulatory and Compliance Committee currently comprised of Mses. Allison, Brown and Hanson, and chaired by Ms. Brown, to oversee the administration of the Series Fund’s compliance program and implementation of the Series Fund’s compliance policies and procedures, and to monitor legal and regulatory developments that could have a significant impact on the Series Fund. Four meetings of the Regulatory and Compliance Committee were held in the fiscal year ended December 31, 2015. The Committee receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Series Fund’s Chief Compliance Officer (“CCO”) at least annually. The Series Fund’s CCO has a direct line of communication to the Board’s lead Independent Director. In addition, the CCO meets with all of the Independent Directors in private session at least annually, or more frequently as determined from time to time by the CCO, the Board’s lead Independent Director, or both, in connection with each of the Series Fund’s regularly scheduled quarterly meetings.

How often does the Board meet?

The Board typically holds regular meetings in person four times a year. In addition, the Board or any committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting, and may act upon unanimous written consent in lieu of a meeting where appropriate. There were four regular meetings of the Board held during the fiscal year ended December 31, 2015, and two unanimous written consent actions. Each of the Independent Directors attended all of the meetings of the Board of Directors held during the fiscal year ended December 31, 2015. Mr. Joelson attended, and was appointed to the Board of Directors to fill a vacancy at, a meeting of the Board of Directors on November 19, 2015.

What are the directors and officers paid by the Series Fund for their services?

Mason Street Advisors is responsible for the compensation of its personnel and the personnel of the Series Fund, except for the compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Series Fund’s CCO and his or her compliance staff (or a portion thereof relating to their duties and functions for the Series Fund if they serve multiple roles), among other expenses. The Interested Director and the Series Fund’s officers, except the CCO, do not receive compensation from the Series Fund.

During fiscal 2015, the Independent Directors then in office were paid for their services as directors of the Series Fund, a total of $145,000 per year, consisting of an $85,000 retainer and per meeting fees of $15,000 per regular meeting. The lead Independent Director received an additional fee of 20% of the annual base director fee and the chair of the Audit Committee received an additional fee of 10% of the annual base director fee. For each telephonic Board meeting in a calendar year in excess of two, an additional fee of $2,000 per meeting is paid as compensation; however, no such compensation was paid in 2015. The Series Fund may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board. Director compensation is established by the directors and is reevaluated annually, typically at its meeting in February. The Board does not have a compensation committee.

The table below sets forth the compensation by the Series Fund to the its CCO and the Independent Directors during the 2015 fiscal year. Messrs. Gerber, Ribbens and Ullmann were not directors during 2015 and therefore are not included in the table.

				Total
				Compensation
		Pension or	Estimated	from Series
	Aggregate	Retirement Benefits	Annual	Fund Paid to
Name of Person,	Compensation	Accrued As Part of	Benefits Upon	Directors in
Position	From Series Fund	Series Fund Expenses[1]	Retirement	2015[2]

Independent Directors
Miriam M. Allison Director	$178,786	None	None	$178,786
Christy L. Brown Director	$152,250	None	None	$152,250
Gail L. Hanson Director	$159,663	None	None	$159,663
Robert H. Huffman III Director	$145,000	None	None	$145,000
Michael G. Smith Director	$148,454	None	None	$148,454

Officers
Randy M. Pavlick CCO	$153,111	None	None	N/A
____________________

1 The Fund does not maintain or sponsor a pension or retirement plan.

2 Pursuant to an action by the Board, effective in 2016, the Independent Directors’ compensation will continue to consist of an annual retainer of $85,000 and per meeting fees of $15,000, for a total annual base compensation of $145,000. The lead Independent Director will continue to receive an additional fee of 20% of the annual base director fee and the chair of the Audit Committee will continue to receive an additional fee of 10% of the annual base director fee. In addition, the chairs of the Investment Oversight Committee and the Regulatory and Compliance Committee will each receive an additional fee of 10% of the annual base director fee. The compensation for each telephonic Board meeting in a calendar year in excess of two was not changed by the Board for 2016.

What vote is required to elect the nominees to the Board of Directors of the Series Fund?

Under Maryland law, the nominees for director receiving the vote of a plurality of the outstanding voting shares of the Series Fund cast at a meeting of shareholders shall be elected. This means that the eight nominees who receive the greatest number of affirmative votes cast at the Meeting will be declared elected, even if they receive less than a majority of votes cast. Because the nominees are running unopposed, all eight nominees are expected to be elected as directors, as all nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome. Shareholders of all Portfolios will vote together on the election of directors. Shares as to which no timely voting instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those Policy owners and payees who furnish timely voting instructions.

What is the Board’s recommendation on Proposal 1?

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

PROPOSAL 2:
APPROVAL OF A CHANGE
IN THE PORTFOLIOS’ FUNDAMENTAL INVESTMENT POLICY CONCERNING
COMMODITIES

Which Portfolios’ shareholders will vote on this Proposal 2?

Proposal 2 applies to shareholders of all of the Portfolios. Each Portfolio’s shareholders will vote separately from each other Portfolio’s shareholders on this Proposal.

What are shareholders being asked to approve?

Each Portfolio is currently subject to the fundamental investment policy with respect to its investments in commodities identified on the left in the table below. The current policy is also accompanied by a parenthetical Note that provides additional clarifying context as to the application of the policy to derivatives and other financial instruments that may be deemed to be commodities or commodity interests.

Shareholders are being asked to approve a modification to the language of the fundamental investment policy with respect to commodities identified on the right in the table below. If the proposed modification to the fundamental investment policy is approved, the parenthetical Note that currently accompanies the policy will be deleted.

At its meeting on August 16, 2016, the Series Fund’s Board of Directors approved the change to the fundamental investment policy concerning commodities for each Portfolio, subject to shareholder approval at the Meeting.

Current Fundamental Investment Policy and Note	Proposed Fundamental Investment Policy

Commodities. A Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. (Note: This restriction does not prohibit the Portfolio from engaging in transactions involving: a) derivative instruments (including, but not limited to, futures, forwards, options and swaps, as well as combinations thereof); b) securities purchased on a forward commitment or delayed delivery basis; or c) other financial instruments that are secured by physical commodities; provided that any of the foregoing will be in accordance with the 1940 Act and the rules and regulations thereunder, or SEC interpretations thereof, or pursuant to any exemptive relief that may be granted by the SEC.)

Commodities. A Portfolio may not purchase or sell commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio.

Why are shareholders being asked to approve the Proposal?

The 1940 Act requires mutual funds, like the Portfolios, to each establish and disclose in their registration statements certain “fundamental” investment policies, including a policy relating to the purchase and sale of commodities. Fundamental investment policies of a mutual fund cannot be changed without the approval of that mutual fund’s shareholders.

The Proposal does not seek to change the way the Portfolios are currently managed. Rather, it seeks to simplify the current policy and provide the Portfolios greater flexibility with respect to the use of commodity related investments in pursuing their investment objectives and strategies. While the current policy is intended to provide broad authority to the Portfolios with respect to such investments, and the Note specifically excludes from the restriction derivatives (including futures, forwards, options and swaps, as well as combinations thereof) and other financial instruments that may be deemed to be commodities or commodity interests, the proposed policy would clarify that the Portfolios may invest in such commodity related investments to the fullest extent permitted under the 1940 Act and other applicable laws, rules and regulations, and interpretations of the SEC and other regulators with authority over the Portfolios.

The financial markets and regulatory environment relating to the use of commodity related investments by mutual funds continues to evolve. Although the 1940 Act currently does not directly limit a Portfolio’s ability to invest directly in commodities, the proposed policy is intended to give the Portfolios greater flexibility in the future to adapt to such financial market and regulatory developments without the delay and expense of first holding a shareholder meeting to obtain approval for a revision to the policy. Without such flexibility, the policy may become outdated over time and the Portfolios may be unnecessarily restricted in the future from taking advantage of, or reacting to, such developments for the benefit of the Portfolios and their shareholders.

Would the Proposal result in any changes to how the Portfolios are managed?

Management and the Board do not propose or currently anticipate any material change in the management of the Portfolios as a result of the Proposal, nor do they believe the proposed policy would materially affect the investment risks currently associated with the Portfolios. Currently, the primary types of investments subject to the policy in which the Portfolios may invest include derivatives (including futures, forwards, options and swaps, as well as combinations thereof) and other financial instruments that may be deemed to be commodities or commodity interests such as securities purchased on a forward commitment or delayed delivery basis and instruments that are secured by physical commodities. The Series Fund’s prospectus and statement of additional information describe, if applicable, a particular Portfolio’s current use of derivatives and other instruments subject to the policy in pursuing their respective investment objectives and strategies and the associated principal risks.

If the Proposal is approved, the Portfolios would still be subject to, and managed in accordance with, all applicable requirements under the 1940 Act. In addition, the Portfolios would only engage in investment activities covered by the policy to the extent those activities are consistent with the Portfolios’ respective investment objectives, strategies and other policies as disclosed in the prospectus and statement of additional information, as amended and supplemented from time to time. Importantly, no material change would be made to the manner in which a Portfolio currently invests or operates without prior approval of the Series Fund’s Board of Directors and an appropriate amendment or supplement to the prospectus and/or statement of additional information, which would be communicated to shareholders, if necessary.

What vote is required?

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of a Portfolio, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy at the Meeting, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Because “affirmative” votes are necessary to approve Proposal 2, abstentions will have the effect of a vote against the Proposal. Each Portfolio’s shareholders vote separately from each other Portfolio’s shareholders on the Proposal. The approval of the Proposal by one Portfolio is not contingent on the approval of another Portfolio. Accordingly, if a Portfolio approves the Proposal, the modification will be implemented by that Portfolio without regard as to the outcome of the Proposal by the shareholders of any other Portfolio.

If approved by shareholders, when would the change be effective?

The Board has approved the modification to the fundamental investment policy for each Portfolio, subject to shareholder approval. If the Proposal is approved by a Portfolio’s shareholders at the Meeting, the modification will become effective for that Portfolio as soon as reasonably practicable after approval at the Meeting.

What does the Board recommend?

THE SERIES FUND BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSAL.

PROPOSAL 3:
APPROVAL OF THE RECLASSIFICATION OF THE INFLATION PROTECTION PORTFOLIO FROM A “DIVERSIFIED COMPANY” TO A “NON-DIVERSIFIED COMPANY” UNDER SECTION 5(B) OF THE INVESTMENT COMPANY ACT OF 1940

Which Portfolios’ shareholders will vote on this Proposal 3?

Proposal 3 applies only to the shareholders of the Inflation Protection Portfolio.

What are the shareholders being asked to approve?

The Board of Directors has approved, on behalf of the Inflation Protection Portfolio, and recommends that the shareholders of the Inflation Protection Portfolio approve, a proposal to change the Inflation Protection Portfolio’s classification from a “diversified company” to a “non-diversified company,” as such terms are defined under Section 5(b) of the 1940 Act (the “Diversification Reclassification”).

What would be the impact of the Diversification Reclassification on the Inflation Protection Portfolio?

The Inflation Protection Portfolio is currently classified as a “diversified company” under Section 5(b) of the 1940 Act. A “diversified company” may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except securities of other investment companies. With respect to the remaining 25% of total assets, there is no limitation on the amount of assets that may be invested in any one issuer. By changing its classification to a “non-diversified company,” the Inflation Protection Portfolio would no longer be subject to these restrictions.

Although approval of the Diversification Reclassification would change the applicability of the diversification requirements under the 1940 Act, the Inflation Protection Portfolio will continue to be subject to the separate diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a “regulated investment company” under Subchapter M of the Code, the Inflation Protection Portfolio, with respect to 50% of its total assets, may not invest more than 5% of its total assets in securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. The remaining 50% of the Inflation Protection Portfolio’s total assets are not required to be “diversified” as just described. However, in no event may more than 25% of the Inflation Protection Portfolio’s total assets be invested in the securities of any one issuer. These limits apply as of the end of each quarter of the Inflation Protection Portfolio’s fiscal year, so the Inflation Protection Portfolio may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. The Inflation Protection Portfolio intends to continue to qualify as a “regulated investment company” under the Code.

Why are shareholders being asked to approve the Diversification Reclassification?

The Inflation Protection Portfolio was initially classified as diversified. At a Special Meeting of Shareholders held on April 17, 2012, the Inflation Protection Portfolio’s shareholders approved its reclassification as non-diversified. However, the Inflation Protection Portfolio has operated as diversified for more than three consecutive years. According to the rules under the 1940 Act and the position of the SEC staff, a non-diversified fund that operates as diversified for three consecutive years will automatically become diversified by operation of law notwithstanding its classification as a non-diversified fund. Accordingly, the Inflation Protection Portfolio’s classification has changed back to, and it is once again, a diversified fund. The Inflation Protection Portfolio is seeking shareholder approval to restore its non-diversified classification. Shareholder approval is required by the 1940 Act to change a fund’s classification from diversified to non-diversified.

If the Diversification Reclassification is approved by the shareholders, the Inflation Protection Portfolio’s sub-adviser will have greater flexibility in pursuing investment opportunities because the Inflation Protection Portfolio would not be subject to the restrictions of the 1940 Act diversification rules described above and thus would have the ability (but would not be required) to focus the Inflation Protection Portfolio’s investments more heavily in securities of fewer issuers. Management believes that this increased flexibility will provide more opportunities to seek to enhance the Inflation Protection Portfolio’s performance when the Inflation Protection Portfolio’s sub-adviser believes such investments may be advantageous and in the best interest of the Inflation Protection Portfolio. In addition, because of certain restrictions in the Code applicable to insurance product funds, the Inflation Protection Portfolio seeks to obtain synthetic exposure to inflation protected securities through the use of swaps and other derivative instruments as a component of its principal investment strategy. If the current regulatory requirements for diversification testing under the 1940 Act change such that counterparties to derivative positions are required to be treated as issuers, then the approval of the Diversification Reclassification and thus being non-diversified would afford the Inflation Protection Portfolio’s sub-adviser the flexibility to use fewer counterparties in connection with its exposure to inflation protected securities through the use of swaps and other derivative instruments without the delay and expense of first holding a shareholder meeting to seek shareholder approval.

What are the risks of the Diversification Reclassification?

The Inflation Protection Portfolio’s classification as non-diversified permits it to invest a greater portion of its assets in a single security or number of securities than a diversified fund. As a result, the Inflation Protection Portfolio may be more susceptible to economic, business, political, regulatory, credit and other risks affecting or applicable to the particular issuers in which it invests because larger investments may have a greater impact on a non-diversified fund’s performance. Therefore, the Inflation Protection Portfolio may be more exposed to the risks of loss and volatility from individual holdings than a diversified fund that invests more broadly. No assurance can be given that operating the Inflation Protection Portfolio as non-diversified will improve its investment performance.

If approved by shareholders, when would the Diversification Reclassification be effective?

If the Diversification Reclassification is approved by shareholders at the Meeting, the Diversification Reclassification will become effective for the Inflation Protection Portfolio as of the close of the Meeting. After that time, management may operate the Inflation Protection Portfolio as a non-diversified fund or it may not. Management will reserve the freedom to operate the Inflation Protection Portfolio as non-diversified only if, when, and to the extent that Mason Street Advisors and the Inflation Protection Portfolio’s sub-adviser deem it to be appropriate and in the best interest of the Inflation Protection Portfolio. However, if management does not operate the Inflation Protection Portfolio as non-diversified within three years of the approval of the Diversification Reclassification, the Inflation Protection Portfolio’s classification will revert back to diversified per the rules under the 1940 Act and management will be required to again seek shareholder approval to reserve the freedom to operate the Inflation Protection Portfolio as non-diversified in the future.

What vote is required?

Approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of the Inflation Protection Portfolio, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy at the Meeting, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Because “affirmative” votes are necessary to approve Proposal 3, abstentions will have the effect of a vote against the Proposal.

What does the Board recommend?

THE SERIES FUND BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE DIVERSIFICATION RECLASSIFICATION.

ADDITIONAL INFORMATION

Who are the officers of the Series Fund and the executive officer and directors of Mason Street Advisors?

Appendix C contains certain information concerning the officers of the Series Fund. These officers are appointed by the Board and are not being presented for election by the shareholders. Appendix C also provides certain information about the executive officer and directors of Mason Street Advisors.

What is the security ownership of management and certain others?

Northwestern Mutual owns all of the outstanding shares of the Series Fund on behalf of its Variable Accounts (either directly or indirectly through the Allocation Portfolios). Information about Northwestern Mutual’s ownership of each Portfolio is set forth in Appendix A. Information about ownership interests of the directors and nominees and executive officers of the Series Fund is set forth in Appendix D.

Who are the sub-advisers of the Portfolios?

Mason Street Advisors, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has appointed the following sub-advisers for the following Portfolios:

Sub-Adviser and Address	Portfolio(s) Sub-Advised
American Century Investment Management, Inc.,	Large Company Value Portfolio
4500 Main Street, Kansas City, Missouri 64111	Mid-Cap Value Portfolio
Inflation Protection Portfolio

BlackRock Advisors, LLC, 100 Bellevue	Government Money Market Portfolio
Parkway, Wilmington, Delaware 19809

Delaware Investments Fund Advisers, a Series	Domestic Equity Portfolio
of Delaware Management Business Trust,
2005 Market Street, Philadelphia,
Pennsylvania 19103

Fayez Sarofim & Co., 2907 Two Houston	Large Cap Core Stock Portfolio
Center, 909 Fannin Street, Houston, Texas 77010

Federated Investment Management Company,	High Yield Bond Portfolio
Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779

Sub-Adviser and Address	Portfolio(s) Sub-Advised
FIAM LLC, 900 Salem Street, Smithfield,	International Growth Portfolio
Rhode Island 02917

Fiduciary Management, Inc., 100 East	Large Cap Blend Portfolio
Wisconsin Avenue, Suite 2200, Milwaukee,
Wisconsin 53202

Loomis, Sayles & Company, L.P., One	Focused Appreciation Portfolio
Financial Center, Boston, Massachusetts 02111

Massachusetts Financial Services Company	Emerging Markets Equity Portfolio
(MFS®), 111 Huntington Avenue, Boston,	Research International Core Portfolio
Massachusetts 02199

Pacific Investment Management Company	Multi-Sector Bond Portfolio
LLC, 650 Newport Center Drive, Newport	Long-Term U.S. Government Bond Portfolio
Beach, California 92660

Templeton Investment Counsel, LLC, 300 S.E.	International Equity Portfolio
2nd Street, Ft. Lauderdale, Florida 33301

The Boston Company Asset Management, LLC,	Growth Stock Portfolio
BNY Mellon Center, One Boston Place,
Boston, Massachusetts 02108

T. Rowe Price Associates, Inc., 100 East Pratt	Small Cap Value Portfolio
Street, Baltimore, Maryland 21202	Equity Income Portfolio
Short-Term Bond Portfolio

Wellington Management Company LLP, 280	Small Cap Growth Stock Portfolio
Congress Street, Boston, Massachusetts 02210

Wells Capital Management, Inc., 525 Market	Select Bond Portfolio
Street, San Francisco, California 94105

William Blair Investment Management, LLC,	Mid Cap Growth Stock Portfolio
222 West Adams Street, Chicago, Illinois
60606

Who is the Series Fund’s administrator and principal underwriter?

Mason Street Advisors has assumed responsibility for managing the Series Funds’ administrative affairs (or overseeing others who perform the administrative functions). Mason Street Advisors’ address is 720 East Wisconsin Ave., Milwaukee, WI 53202. The Series Fund has no principal underwriter because it only sells its shares (directly or indirectly) to Northwestern Mutual’s Variable Accounts, as described above under “Who are the shareholders of the Series Fund and the Portfolios?”.

Who are the Series Fund’s independent auditors?

Information related to the Series Fund’s independent public accounting firm can be found at Appendix E.

How can I obtain more information about the Portfolios?

The most recent Annual Reports for the Variable Accounts have been mailed to owners of Policies. These reports contain audited financial statements for the Series Fund’s fiscal year ended December 31, 2015. The most recent Semi-Annual Reports for the Variable Accounts, which contain unaudited financial statements for the six-month period ended June 30, 2016, have also been mailed to Policy owners. If you have not received an Annual or Semi-Annual Report for a Variable Account, or would like to receive an additional copy, free of charge, please contact your Northwestern Mutual Financial Representative, write The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave., Milwaukee, Wisconsin, 53202-4797, call us toll free at 1-888-455-2232 (variable annuities) or 1-866-424-2609 (variable life) or send an e-mail request to sfprospectus@northwesternmutual.com. The Annual and Semi-Annual Reports are also available at www.northwesternmutual.com. The information may be viewed in either the “Life Insurance” or “Annuities” section of the “Products and Services” page following one of the paths below and selecting the Portfolio you wish to view:

●	Life Insurance – Permanent Life Insurance – Variable Life Insurance – Prospectuses, Reports and Performance History; or
●	Annuities – Retirement Savings: Income Later – Select Variable Annuity – Prospectuses and Reports.

Who will pay for the Meeting and related costs?

Each Portfolio will pay its proportionate share of the expenses relating to the Proxy Statement and Meeting, including the printing, mailing, and vote tabulation expenses, legal fees, and out-of-pocket expenses. It is possible that based upon a Portfolio’s current fee waiver or expense limitation agreement that Mason Street Advisors will ultimately bear some or all of the expenses for a particular Portfolio.

Other information regarding the Meeting and the solicitation of votes.

Proxies and voting instructions will be solicited by the Board of Directors of the Series Fund primarily by mail. The solicitation may also include telephone, internet or oral communication by certain officers or employees of the Series Fund, Mason Street Advisors and Northwestern Mutual, none of whom will be paid for these services. The Series Fund has entered into a contract with Broadridge Investor Communications Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 (“Broadridge”), pursuant to which Broadridge will provide certain project management, data processing, tabulation, and internet and telephonic voting services in addition to mailing the proxy materials. The fees to be paid to Broadridge under the contract are estimated to be approximately $776,170. Although it is not currently contemplated, the Series Fund may also retain Broadridge to assist in soliciting voting instructions by telephone. Any additional costs for such proxy solicitation services would be borne by the Series Fund.

Shareholder communications and proposals.

Shareholders who want to communicate with the Series Fund Board or an individual director should send their written communications to the Secretary of the Series Fund at the address set forth on the cover of this Proxy Statement. The Secretary may determine not to forward to the Board or individual director any communication that does not relate to the business of the Series Fund or a Portfolio.

The Series Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Series Fund at the address set forth on the cover of this Proxy Statement. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

By Order of the Board of Directors,

Lesli H. McLinden
Secretary
Northwestern Mutual Series Fund, Inc.

APPENDIX A

OUTSTANDING SHARES AND SHARE OWNERSHIP

As of the close of business on August 31, 2016, the Record Date for the Meeting, Northwestern Mutual held title to shares of the Portfolios allocated among the Variable Accounts (directly or indirectly through the Allocation Portfolios) shown below. Because all of the shares of each Portfolio are held directly or indirectly by Northwestern Mutual, the totals below represent the total outstanding shares as of the Record Date and the total number of shares eligible to be voted at the Meeting.

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio
NML Variable Annuity	5,938,614.845	13,718,188.425	4,066,631.070
Account A
NML Variable Annuity	107,455,753.537	248,573,143.538	120,445,380.934
Account B
NML Variable Annuity	537,049.464	890,862.808	370,290.191
Account C
Northwestern Mutual Variable	149,773,282.572	69,104,445.716	148,889,344.525
Life Account
Northwestern Mutual Variable	2,493,189.592	5,425,289.910	2,094,745.084
Life Account II
Balanced Portfolio	52,941,417.020	32,300,415.970	45,544,649.870
Asset Allocation Portfolio	7,369,853.620	4,504,946.876	7,059,126.485
Total	326,509,160.650	374,517,293.243	328,470,168.159

	Large Cap Blend	Index 500 Stock	Large Company
	Portfolio	Portfolio	Value Portfolio
NML Variable Annuity	916,499.770	20,044,257.259	8,798,456.454
Account A
NML Variable Annuity	61,948,061.010	314,976,629.169	84,060,621.410
Account B
NML Variable Annuity	431,155.838	1,688,974.200	373,540.815
Account C
Northwestern Mutual Variable	9,145,376.889	293,883,182.069	11,925,609.907
Life Account
Northwestern Mutual Variable	1,657,050.241	8,538,528.617	787,625.003
Life Account II
Balanced Portfolio	70,336,805.910	0.000	81,981,267.370
Asset Allocation Portfolio	10,901,645.740	0.000	11,240,074.550
Total	155,336,595.398	639,131,571.314	199,167,195.509

			Mid Cap Growth
	Domestic	Equity Income	Stock
	Equity Portfolio	Portfolio	Portfolio
NML Variable Annuity	16,888,000.656	21,448,350.680	7,764,026.685
Account A
NML Variable Annuity	251,883,865.048	324,535,692.199	144,921,655.608
Account B
NML Variable Annuity	970,398.769	1,056,224.223	591,599.515
Account C
Northwestern Mutual Variable	133,677,940.806	71,212,627.791	153,377,990.919
Life Account
Northwestern Mutual Variable	4,963,305.938	5,428,243.528	1,186,784.114
Life Account II
Balanced Portfolio	53,160,737.890	48,697,368.130	34,257,977.450
Asset Allocation Portfolio	7,287,733.328	6,674,525.302	4,635,143.464
Total	468,831,982.435	479,053,031.853	346,735,177.755

			Small Cap
	Index 400	Mid Cap	Growth Stock
	Stock Portfolio	Value Portfolio	Portfolio
NML Variable Annuity	13,388,577.019	9,987,531.575	3,811,402.182
Account A
NML Variable Annuity	207,860,383.686	169,096,192.442	95,903,449.950
Account B
NML Variable Annuity	903,032.145	587,514.473	309,417.558
Account C
Northwestern Mutual Variable	165,784,917.172	42,061,562.772	110,680,009.598
Life Account
Northwestern Mutual Variable	6,202,100.910	3,643,151.914	2,190,672.697
Life Account II
Balanced Portfolio	0.000	67,590,528.970	15,507,973.060
Asset Allocation Portfolio	0.000	9,125,674.012	2,828,502.858
Total	394,139,010.932	302,092,156.158	231,231,427.903

	Index 600	Small Cap	International
	Stock Portfolio	Value Portfolio	Growth Portfolio
NML Variable Annuity	8,226,844.127	6,712,878.593	17,730,719.648
Account A
NML Variable Annuity	86,916,859.577	161,490,849.136	283,315,240.671
Account B
NML Variable Annuity	639,587.498	578,681.412	704,910.017
Account C
Northwestern Mutual Variable	21,120,923.551	82,566,066.477	67,765,801.330
Life Account
Northwestern Mutual Variable	4,334,105.512	2,758,665.667	6,479,662.907
Life Account II
Balanced Portfolio	0.000	16,263,285.760	29,552,780.160
Asset Allocation Portfolio	0.000	3,066,564.515	4,597,628.645
Total	121,238,320.265	273,436,991.560	410,146,743.378

	Research
	International Core	International Equity	Emerging Markets
	Portfolio	Portfolio	Equity Portfolio
NML Variable Annuity	23,916,206.858	36,202,440.813	44,806,487.171
Account A
NML Variable Annuity	381,771,202.147	626,619,713.098	478,606,205.561
Account B
NML Variable Annuity	1,119,291.494	2,435,550.537	1,727,407.212
Account C
Northwestern Mutual Variable	32,282,418.202	316,021,033.917	43,722,207.176
Life Account
Northwestern Mutual Variable	7,427,021.919	11,650,195.844	9,073,308.927
Life Account II
Balanced Portfolio	134,780,582.400	33,962,783.720	6,142,515.302
Asset Allocation Portfolio	19,969,235.100	4,815,906.183	2,757,353,624
Total	601,265,958.120	1,031,707,624.112	586,835,484.973

	Government Money	Short-Term	Select Bond
	Market Portfolio	Bond Portfolio	Portfolio
NML Variable Annuity	23,650,131.090	27,133,036.277	78,148,153.855
Account A
NML Variable Annuity	259,996,689.416	204,092,966.183	1,250,529,333.005
Account B
NML Variable Annuity	1,584,738.090	921,959.685	4,114,438.388
Account C
Northwestern Mutual	176,380,937.300	19,160,231.751	200,091,575.824
Variable Life Account
Northwestern Mutual	14,961,280.840	794,088.892	13,262,483.942
Variable Life Account II
Balanced Portfolio	0.000	0.000	684,785,013.100
Asset Allocation Portfolio	0.000	0.000	43,380,443.950
Total	476,573,776.736	252,102,282.788	2,274,311,442.064

	Long-Term U.S.
	Government Bond	Inflation Protection	High Yield
	Portfolio	Portfolio	Bond Portfolio
NML Variable Annuity	10,786,112.550	24,436,494.020	52,604,566.111
Account A
NML Variable Annuity	88,030,670.744	242,612,812.897	600,665,046.206
Account B
NML Variable Annuity	341,243.869	967,306.877	2,104,064.676
Account C
Northwestern Mutual	10,126,434.598	8,026,900.841	153,080,631.947
Variable Life Account
Northwestern Mutual	223,524.236	1,331,083.387	12,349,634.756
Variable Life Account II
Balanced Portfolio	0.000	0.000	216,242,856.000
Asset Allocation Portfolio	0.000	0.000	32,182,854.050
Total	109,507,985.997	277,374,598.022	1,069,229,653.746

	Multi-Sector Bond		Asset Allocation
	Portfolio	Balanced Portfolio	Portfolio
NML Variable Annuity	60,418,857.858	67,354,276.346	3,835,473.992
Account A
NML Variable Annuity	535,623,378.783	1,278,849,249.720	182,521,268.777
Account B
NML Variable Annuity	1,825,766.501	8,596,831.133	721,031.462
Account C
Northwestern Mutual Variable	30,637,716.854	250,057,484.805	40,704,519.749
Life Account
Northwestern Mutual Variable	6,225,041.757	2,866,088.559	536,068.925
Life Account II
Balanced Portfolio	0.000	0.000	0.000
Asset Allocation Portfolio	0.000	0.000	0.000
Total	634,730,761.753	1,607,723,930.563	228,318,362.905

APPENDIX B

NORTHWESTERN MUTUAL SERIES FUND, INC.
(each, a “Fund” and collectively, the “Funds”)

NOMINATING COMMITTEE CHARTER

A. Committee Membership

The Nominating Committee (“Committee”) of the Funds’ Board of Directors (the “Board”) shall be composed solely of directors who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Directors”).

B. Objectives of the Committee

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Funds’ Bylaws or resolutions of the Board, (iii) nominate, or recommend for nomination by the Board, candidates for election as Independent Directors, and (iv) set any necessary standards or qualifications for service on the Board. 1

C. Board Nominations and Functions

1.	In the event of any vacancies on the Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.	The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to prospective nominees for Independent Director, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Investment Company Act of 1940 that might impair the independence of a prospective Independent Director, e.g., business, financial or family relationships with an investment adviser or other service provider to the Funds, or with any company that controls a Fund adviser or other service provider.

3.	In assessing the qualifications of a potential candidate for membership on the Board, the Committee should consider among other factors it may deem relevant:

●	whether or not the person is an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940;

____________________

[1]	The members of the Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

B-1

●	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial services organizations or their related mutual fund complexes;
●	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Funds;
●	the contribution the person can make to the operation of the Board and its committees with consideration being given to the person’s business and professional experience, education, other board and leadership experience, and such other factors as the Committee may consider relevant; and
●	the character and integrity of the person.

No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Funds to violate (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of a Board that would be composed of Independent Directors.

4.	While the Committee is solely responsible for the selection and nomination of potential candidates to serve as Independent Directors of the Board, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds.

5.	The Committee shall periodically evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

D. Other Powers and Responsibilities

The Committee shall meet as necessary in connection with any vacancy on or addition to a Board, and otherwise from time to time as appropriate to carry out the Committee’s responsibilities.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from each Fund’s assets, third party consultants to assist with identification and evaluation of potential Independent Directors.

The Committee shall periodically assess this Charter and recommend to the Board any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

B-2

APPENDIX C

OFFICERS OF NORTHWESTERN MUTUAL SERIES FUND, INC.
EXECUTIVE OFFICER AND DIRECTORS OF MASON STREET ADVISORS, LLC

Officers of Northwestern Mutual Series Fund, Inc. The following table presents information regarding the current officers of the Series Fund, including their principal occupations which, unless specific dates are shown, are of more than five years’ duration. Each of the officers is an employee of Mason Street Advisors with the exception of Mses. Courtney and McLinden and Messrs. Jones and Pavlick, each of whom is an employee of Northwestern Mutual. Each officer’s business address is 720 East Wisconsin Ave., Milwaukee, Wisconsin, 53202-4797. The information is as of December 31, 2015, except as otherwise noted.

		Term of
		Office
		and
	Position(s)	Length
Name and	Held with	of Time
Year of Birth	Series Fund	Served	Principal Occupation(s) During Past 5 Years

Kate M. Fleming (1962)	President	2013	Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors. Prior thereto, Vice President – Operations of Mason Street Advisors from 2004-December 2014 and Treasurer of Mason Street Advisors from 2008-December 2014.
Todd M. Jones (1968)	Vice President, Chief Financial Officer and Treasurer	2015	Since April 2015, Vice President and Controller of Northwestern Mutual. From November 2012 to April 2015, Vice President and Chief Risk Officer of Northwestern Mutual. From January 1, 2011, Director, and from April 2012 to October 2012, Vice President of Product Finance for Northwestern Mutual and Treasurer and Financial and Operations Principal (FINOP) of Northwestern Mutual Investment Services, LLC.
Steve A. Warren (1966)	Vice President – Investments	2010	Since 2015, Director of Mason Street Advisors. Associate of Mason Street Advisors from 2004 to 2015.
Daniel M. Meehan (1973)	Vice President – Investments	2012	Director of Mason Street Advisors.
Joseph A. Travia (1967)	Vice President – Investments	2013	Associate of Mason Street Advisors.
Randy M. Pavlick (1959)	Chief Compliance Officer	2014	Chief Compliance Officer of Mason Street Advisors since 2014; from 2004 to 2014, Assistant General Counsel of Northwestern Mutual, Secretary of the Fund and Assistant Secretary of Mason Street Advisors

C-1

		Term of
		Office
		and
	Position(s)	Length
Name and	Held with	of Time
Year of Birth	Series Fund	Served	Principal Occupation(s) During Past 5 Years

Lesli H. McLinden (1962)	Secretary	2014	Assistant General Counsel of Northwestern Mutual since 2007, Secretary of Mason Street Advisors since 2015, and Assistant Secretary of Mason Street Advisors from 2014 to 2015.
Barbara E. Courtney (1957)	Controller and Chief Accounting Officer	1996	Director of Mutual Fund Accounting of Northwestern Mutual.

Executive Officer and Directors of Mason Street Advisors, LLC. Set forth below is a listing of the names of the directors and the principal executive officer of Mason Street Advisors. An asterisk next to a person’s name indicates the individual is also an officer of the Series Fund. The address of each of the individuals listed below is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

Position with Mason Street
Name	Advisors	Principal Occupation
Kate M. Fleming*	President and Director	President of Mason Street Advisors and President of Northwestern Mutual Series Fund, Inc.

John E. Bentley	Chairman of the Board	Vice President of Northwestern Mutual and head of its Investment Strategy Department.

Chris M. Bauer	Director	President and Chief Executive Officer of Anchor Bank, Madison, Wisconsin. Mr. Bauer plans to retire from Anchor Bank effective September 30, 2016.

C-2

APPENDIX D
SECURITY OWNERSHIP

All of the outstanding shares of each Portfolio are owned by Northwestern Mutual. Northwestern Mutual holds these shares for its Variable Accounts (either directly or indirectly through the Allocation Portfolios). Because the shares of the Portfolios are only available as investment options for Northwestern Mutual’s variable life and variable annuity products, interests in the Portfolios may only be acquired through ownership of one or more of those products. The Independent Directors would no longer be considered independent within the meaning of the 1940 Act if they were to invest in variable contracts issued by Northwestern Mutual.

The table below shows, for each director and nominee, the dollar amount of shares of each Portfolio beneficially owned by the director or nominee as of the Record Date. It also shows the aggregate value of all investments in shares of the Series Fund overseen by the director or director nominee as of the Record Date. Ownership information as of the Record Date is presented in the following ranges: A= None; B= $1 - $10,000; C= $10,001 - $50,000; D= $50,001 - $100,000; and E= over $100,000.

Aggregate Dollar Range of
Equity Securities in All
Portfolios Overseen or to be
Overseen by Director or
	Dollar Range of Equity		Nominee in Family of
	Securities in the Portfolios		Investment Companies
	Name of Portfolio	Dollar Range
Independent Directors
and Nominees
Miriam M. Allison	None	A	A
Christy L. Brown	None	A	A
William J. Gerber	None	A	A
Gail L. Hanson	None	A	A
Robert H. Huffman III	None	A	A
David Ribbens	None	A	A
Michael G. Smith	None	A	A
Donald M. Ullmann	None	A	A
Interested Director and
Nominee
Ronald P. Joelson	None	A	A

As of the Record Date, the directors, nominees and executive officers of the Series Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.

D-1

APPENDIX E

INDEPENDENT PUBLIC ACCOUNTANTS

The Series Fund’s principal accountant is PricewaterhouseCoopers LLP (the “Accountant”). The Accountant has been appointed by the Series Fund’s Audit Committee, which is comprised solely of Independent Directors. As such, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Portfolios are not being asked at this time to ratify the selection of the Accountant. Representatives of the Accountant will not be present at the Meeting.

The Accountant billed the Series Fund aggregate fees for services rendered to each of the Portfolios for the last two fiscal years as follows:

	Fees and Services to the Series Fund
	2014	2015
Audit Fees	$688,000	$716,300
Audit-Related Fees	--	--
Tax Fees	$75,955	$75,250
All Other Fees	--	--

“Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of the Series Fund’s financial statements that are traditionally performed by the independent auditor. “Tax Fees” relate to tax services including such things as tax return preparation or review, tax compliance, tax planning and tax advice.

During the fiscal years ended December 31, 2014 and 2015, the aggregate non-audit fees (exclusive of the “tax fees” included in the table above) billed by the Accountant for other professional services rendered to the Series Fund, Mason Street Advisors, and entities controlling, controlled by or under common control with Mason Street Advisors that provided ongoing services to the Series Fund, were $145,105 and $123,875, respectively.

The Series Fund has adopted a policy governing the pre-approval of certain audit and non-audit related services to be provided by the Accountant. The policy provides for the pre-approval of audit, audit related and tax services for the Series Fund, as well as certain non-audit services provided to affiliates of the Series Fund that provide ongoing services to the Series Fund. All of the services listed above during fiscal 2014 and 2015 received the pre-approval of the Audit Committee or its designated representative. When considering the approval of audit-related and non-audit services, the Audit Committee considers whether the services to be provided by the Accountant are compatible with maintaining the Accountant’s independence.

E-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

999 999 999 99←

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E13090-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

	The Board of Directors recommends that you vote FOR each of the following:				For All	Withhold For All	For All Except*	*To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.	To elect eight directors to the Series Fund’s Board of Directors.
	Nominees:				☐	☐	☐

	01)	Miriam M. Allison	05)	Robert H. Huffman III
	02)	Christy L. Brown	06)	Ronald P. Joelson
	03)	William J. Gerber	07)	David Ribbens
	04)	Gail L. Hanson	08)	Donald M. Ullmann
		For	Against	Abstain

2.	To approve a change in the Portfolios’ fundamental investment policy concerning commodities.	☐	☐	☐

3.	To approve a change in the classification of the Inflation Protection Portfolio from a "diversified company" to a "non-diversified company" under Section 5(b) of the Investment Company Act of 1940, as amended.****	☐	☐	☐
**** Please note that this proposal applies only to the following Portfolio: Inflation Protection Portfolio.

4.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Before completing this Proxy Card, please read the Notice of Special Meeting of Shareholders and accompanying Proxy Statement carefully for an explanation of each of the proposals set forth above.

The votes entitled to be cast by the undersigned will be cast as instructed above. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the director nominees named in the Proxy Statement and FOR each of the other proposals. As to any other matters that may properly come before the meeting, or any adjournments or postponements thereof, Northwestern Mutual is instructed to vote in its discretion.

PLEASE SIGN AND RETURN IMMEDIATELY

NOTE: Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 9, 2016: The Notice of Special Meeting of Shareholders and the Proxy Statement will be available at www.proxyvote.com. You will need the control number on the reverse side to log in.

E13091-TBD

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

NORTHWESTERN MUTUAL SERIES FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS

PROXY CARD

The undersigned, revoking previous proxies, hereby appoints Kate M. Fleming, Lesli H. McLinden and Randy M. Pavlick, or any one of them separately, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to attend a Special Meeting of Shareholders of Northwestern Mutual Series Fund, Inc. ("NMSF") to be held at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on Wednesday, November 9, 2016, at 9:00 a.m., Central Time, and at any adjournment or postponement thereof, and vote all shares of the Portfolio of NMSF, as indicated above, which the undersigned is entitled to vote at the meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. This proxy shall be voted on the proposals described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

This proxy is solicited by the Board of Directors of NMSF, which unanimously recommends that you vote FOR each of the proposals.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

999 999 999 99←

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E13092-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

	The Board of Directors recommends that you vote FOR each of the following:				For All	Withhold For All	For All Except*	*To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.	To elect eight directors to the Series Fund’s Board of Directors.
	Nominees:				☐	☐	☐

	01)	Miriam M. Allison	05)	Robert H. Huffman III
	02)	Christy L. Brown	06)	Ronald P. Joelson
	03)	William J. Gerber	07)	David Ribbens
	04)	Gail L. Hanson	08)	Donald M. Ullmann
		For	Against	Abstain

2.	To approve a change in the Portfolios’ fundamental investment policy concerning commodities.	☐	☐	☐

4.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Before completing this Proxy Card, please read the Notice of Special Meeting of Shareholders and accompanying Proxy Statement carefully for an explanation of each of the proposals set forth above.

The votes entitled to be cast by the undersigned will be cast as instructed above. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the director nominees named in the Proxy Statement and FOR each of the other proposals. As to any other matters that may properly come before the meeting, or any adjournments or postponements thereof, Northwestern Mutual is instructed to vote in its discretion.

PLEASE SIGN AND RETURN IMMEDIATELY

NOTE: Please should sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 9, 2016: The Notice of Special Meeting of Shareholders and the Proxy Statement will be available at www.proxyvote.com. You will need the control number on the reverse side to log in.

E13093-TBD

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

NORTHWESTERN MUTUAL SERIES FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS

PROXY CARD

The undersigned, revoking previous proxies, hereby appoints Kate M. Fleming, Lesli H. McLinden and Randy M. Pavlick, or any one of them separately, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to attend a Special Meeting of Shareholders of Northwestern Mutual Series Fund, Inc. ("NMSF") to be held at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on Wednesday, November 9, 2016, at 9:00 a.m., Central Time, and at any adjournment or postponement thereof, and vote all shares of the Portfolio of NMSF, as indicated above, which the undersigned is entitled to vote at the meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. This proxy shall be voted on the proposals described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

This proxy is solicited by the Board of Directors of NMSF, which unanimously recommends that you vote FOR each of the proposals.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Consolidated Voting Instruction Card

This card is your EzVote Consolidated Voting Instruction Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the bottom of the card.

VOTE ON THE INTERNET
1)	Read the Proxy Statement and have the voting instruction card below at hand.
2)	Go to the Website www.proxyvote.com
3)	Follow the instructions provided on the website.
VOTE BY PHONE
1)	Read the Proxy Statement and have the voting instruction card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
VOTE BY MAIL
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction card below.
3)	Sign and date the voting instruction card.
4)	Return the voting instruction card in the envelope provided.

999 999 999 99←

IF VOTING THE CONSOLIDATED VOTING INSTRUCTION CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E12715-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

	Northwestern Mutual recommends that you vote FOR each of the following:				For All	Withhold For All	For All Except*	*To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.	To elect eight directors to the Series Fund’s Board of Directors.
	Nominees:				☐	☐	☐

	01)	Miriam M. Allison	05)	Robert H. Huffman III
	02)	Christy L. Brown	06)	Ronald P. Joelson
	03)	William J. Gerber	07)	David Ribbens
	04)	Gail L. Hanson	08)	Donald M. Ullmann
		For	Against	Abstain

2.	To approve a change in the Portfolios’ fundamental investment policy concerning commodities.	☐	☐	☐

3.	To approve a change in the classification of the Inflation Protection Portfolio from a "diversified company" to a "non-diversified company" under Section 5(b) of the Investment Company Act of 1940, as amended.****	☐	☐	☐
**** Please note that this proposal applies only to the following Portfolio: Inflation Protection Portfolio.

4.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Before completing this Voting Instruction Card, please read the Notice of Special Meeting of Shareholders and accompanying Proxy Statement carefully for an explanation of each of the proposals set forth above.

The votes entitled to be cast by the undersigned will be cast as instructed above. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the director nominees named in the Proxy Statement and FOR each of the other proposals. As to any other matters that may properly come before the meeting, or any adjournments or postponements thereof, Northwestern Mutual is instructed to vote in its discretion.

PLEASE SIGN AND RETURN IMMEDIATELY
NOTE: All required contract and policy owners and payees should sign exactly as their names appear on this card. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 9, 2016: The Notice of Special Meeting of Shareholders and the Proxy Statement will be available at www.proxyvote.com. You will need the control number on the reverse side to log in.

E12716-TBD

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

This Voting Instruction Card is solicited by
The Northwestern Mutual Life Insurance Company

The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") solicits these instructions as co-depositor of NML Variable Annuity Account A, NML Variable Annuity Account B, NML Variable Annuity Account C, Northwestern Mutual Variable Life Account and Northwestern Mutual Variable Life Account II, for the Special Meeting of Shareholders of Northwestern Mutual Series Fund, Inc. to be held at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on Wednesday, November 9, 2016, at 9:00 a.m., Central Time. This Voting Instruction Card shall provide voting instructions on the proposals described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

By signing this Voting Instruction Card, the undersigned instructs Northwestern Mutual to vote as indicated on the reverse side of this card. Northwestern Mutual recommends that you vote FOR each of the proposals.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the voting instruction card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction card below.
3)	Sign and date the voting instruction card.
4)	Return the voting instruction card in the envelope provided.

999 999 999 99←

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E12718-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

	Northwestern Mutual recommends that you vote FOR each of the following:				For All	Withhold For All	For All Except*	*To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.	To elect eight directors to the Series Fund’s Board of Directors.
	Nominees:				☐	☐	☐

	01)	Miriam M. Allison	05)	Robert H. Huffman III
	02)	Christy L. Brown	06)	Ronald P. Joelson
	03)	William J. Gerber	07)	David Ribbens
	04)	Gail L. Hanson	08)	Donald M. Ullmann
		For	Against	Abstain

2.	To approve a change in the Portfolios’ fundamental investment policy concerning commodities.	☐	☐	☐

3.	To approve a change in the classification of the Inflation Protection Portfolio from a "diversified company" to a "non-diversified company" under Section 5(b) of the Investment Company Act of 1940, as amended.****	☐	☐	☐
**** Please note that this proposal applies only to the following Portfolio: Inflation Protection Portfolio.

4.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Before completing this Voting Instruction Card, please read the Notice of Special Meeting of Shareholders and accompanying Proxy Statement carefully for an explanation of each of the proposals set forth above.

The votes entitled to be cast by the undersigned will be cast as instructed above. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the director nominees named in the Proxy Statement and FOR each of the other proposals. As to any other matters that may properly come before the meeting, or any adjournments or postponements thereof, Northwestern Mutual is instructed to vote in its discretion.

PLEASE SIGN AND RETURN IMMEDIATELY

NOTE: All required contract and policy owners and payees should sign exactly as their names appear on this card. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 9, 2016: The Notice of Special Meeting of Shareholders and the Proxy Statement will be available at www.proxyvote.com. You will need the control number on the reverse side to log in.

E12719-TBD

FUND NAME PRINTS HERE

This Voting Instruction Card is solicited by
The Northwestern Mutual Life Insurance Company

The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") solicits these instructions as co-depositor of NML Variable Annuity Account A, NML Variable Annuity Account B, NML Variable Annuity Account C, Northwestern Mutual Variable Life Account and Northwestern Mutual Variable Life Account II, for the Special Meeting of Shareholders of Northwestern Mutual Series Fund, Inc. to be held at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on Wednesday, November 9, 2016, at 9:00 a.m., Central Time. This Voting Instruction Card shall provide voting instructions on the proposals described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

By signing this Voting Instruction Card, the undersigned instructs Northwestern Mutual to vote as indicated on the reverse side of this card. Northwestern Mutual recommends that you vote FOR each of the proposals.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the voting instruction card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction card below.
3)	Sign and date the voting instruction card.
4)	Return the voting instruction card in the envelope provided.

999 999 999 99←

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E12718-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

	Northwestern Mutual recommends that you vote FOR each of the following:				For All	Withhold For All	For All Except*	*To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.	To elect eight directors to the Series Fund’s Board of Directors.
	Nominees:				☐	☐	☐

	01)	Miriam M. Allison	05)	Robert H. Huffman III
	02)	Christy L. Brown	06)	Ronald P. Joelson
	03)	William J. Gerber	07)	David Ribbens
	04)	Gail L. Hanson	08)	Donald M. Ullmann

		For	Against	Abstain

2.	To approve a change in the Portfolios’ fundamental investment policy concerning commodities.	☐	☐	☐

4.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Before completing this Voting Instruction Card, please read the Notice of Special Meeting of Shareholders and accompanying Proxy Statement carefully for an explanation of each of the proposals set forth above.

The votes entitled to be cast by the undersigned will be cast as instructed above. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the director nominees named in the Proxy Statement and FOR each of the other proposals. As to any other matters that may properly come before the meeting, or any adjournments or postponements thereof, Northwestern Mutual is instructed to vote in its discretion.

PLEASE SIGN AND RETURN IMMEDIATELY

NOTE: All required contract and policy owners and payees should sign exactly as their names appear on this card. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 9, 2016: The Notice of Special Meeting of Shareholders and the Proxy Statement will be available at www.proxyvote.com. You will need the control number on the reverse side to log in.

E12741-TBD

FUND NAME PRINTS HERE

This Voting Instruction Card is solicited by
The Northwestern Mutual Life Insurance Company

The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") solicits these instructions as co-depositor of NML Variable Annuity Account A, NML Variable Annuity Account B, NML Variable Annuity Account C, Northwestern Mutual Variable Life Account and Northwestern Mutual Variable Life Account II, for the Special Meeting of Shareholders of Northwestern Mutual Series Fund, Inc. to be held at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on Wednesday, November 9, 2016, at 9:00 a.m., Central Time. This Voting Instruction Card shall provide voting instructions on the proposals described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

By signing this Voting Instruction Card, the undersigned instructs Northwestern Mutual to vote as indicated on the reverse side of this card. Northwestern Mutual recommends that you vote FOR each of the proposals.